UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TEMPUR SEALY INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Explanatory Note:

The following website was publicly made available / released on March 30, 2015. The website is available at http://investor.tempursealy.com under the caption “2015 Annual Meeting.”

2

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ANNUAL MEETING Overview Board of Directors Management Proxy Information News and Filings Shareholder Letters Our Strategy and Track Record Contact Information	ANNUAL MEETING

Tempur Sealy International, Inc. will hold its 2015 Annual Meeting of Shareholders on Friday, May 8, 2015. Tempur Sealy’s Board of Directors and management team are active and engaged, responsive to shareholders, and focused on results and long-term value creation.

The Board and management team are pursuing a clear strategy to continue delivering superior value for shareholders. The successful execution of our priorities has led to many accomplishments over the past year. The Board and management team have delivered growth by:

• Driving value through the successful, nearly completed Sealy integration;
• Returning Tempur North America to strength and profitability;
• Positioning Tempur International for enhanced growth by increasing distribution, brand awareness and product offerings; and
• Generating substantial cash flow, reducing debt and enhancing flexibility to enable future return of capital to shareholders.
We are confident in the future of this great company, and we believe the continued execution of our strategic plan will drive enhanced shareholder value over the long-term.
The Tempur Sealy Board of Directors unanimously recommends that shareholders vote the White proxy card FOR the Company’s 11 experienced and highly qualified directors.
Your vote is extremely important.

Your vote will help ensure there is no interruption to the Company’s positive momentum in driving long-term, profitable growth. Support the value-enhancing initiatives underway. Protect your investment and value-enhancing initiatives currently underway by voting the white proxy card today!

If you have questions or need assistance voting your shares, please contact our proxy solicitor:
D.F. King & Co., Inc. Toll free at (877) 283-0319 Toll at (212) 269-5550 Email at tpx@dfking.com
Important Additional Information

Tempur Sealy International, Inc. (the “Company”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about the Company’s solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read the Legal Disclaimers.

Privacy Statement	Open: 56.06 High: 56.63 Last: 56.43 Change: + 0.38 Volume: 451,200 (20 min delay)

2015 Tempur-Pedic Management, LLC All Rights Reserved.

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ANNUAL MEETING Overview Board of Directors Management Proxy Information News and Filings Shareholder Letters Our Strategy and Track Record Contact Information	MEET OUR BOARD OF DIRECTORS

Tempur Sealy benefits from a highly qualified, independent and diverse Board of Directors. Your directors - Evelyn S. Dilsaver, Frank Doyle, John A. Heil, Peter K. Hoffman, Sir Paul Judge, Nancy F. Koehn, Christopher A. Masto, P. Andrews McLane, Lawrence J. Rogers, Mark Sarvary and Robert B. Trussell, Jr. - bring experience at the highest levels of public and private companies or academia. Each director possesses significant expertise across a wide range of disciplines that are highly relevant and central to Tempur Sealy’s business and industry.

The Tempur Sealy Board prides itself on being highly responsive to shareholder feedback and has always welcomed constructive engagement. Delivering value that benefits all shareholders is our overriding focus. Additionally, your Board is committed to effective oversight and upholding the highest standards of corporate governance.

Learn more About Tempur Sealy’s Board of Directors Important Additional Information

Tempur Sealy International, Inc. (the “Company”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about the Company’s solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read the Legal Disclaimers.

Privacy Statement	Open: 56.06 High: 56.63 Last: 56.43 Change: + 0.38 Volume: 451,200 (20 min delay)

2015 Tempur-Pedic Management, LLC All Rights Reserved.

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ANNUAL MEETING Overview Board of Directors Management Proxy Information News and Filings Shareholder Letters Our Strategy and Track Record Contact Information	MEET OUR MANAGEMENT TEAM

Tempur Sealy’s leadership is active and engaged, responsive to shareholders, and focused on results and long-term value creation. Collectively, Tempur Sealy’s management team possesses substantial consumer industry and international expertise and an integral understanding of Tempur Sealy’s business.

Under the leadership of CEO Mark Sarvary, Tempur Sealy has in place a deep bench of leadership talent that balances veteran leaders at the Company with recent management additions. Your management team has developed and implemented clearly defined strategic priorities to continue delivering industry leading growth, margin improvement and enhanced shareholder value creation.

Learn More About Tempur Sealy’s Management Team Important Additional Information

Tempur Sealy International, Inc. (the “Company”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about the Company’s solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read the Legal Disclaimers.

Privacy Statement	Open: 56.06 High: 56.63 Last: 56.43 Change: + 0.38 Volume: 451,200 (20 min delay)

2015 Tempur-Pedic Management, LLC All Rights Reserved.

Visit TempurPedic.com » and Sealy.com »

PROXY INFORMATION
Overview Board of Directors Management Proxy Information News and Filings Shareholder Letters Our Strategy and Track Record Contact Information	Title	Date	Type	Size
	Definitive Additional Proxy Materials (Investor Presentation)	March 18, 2015		N/A
	Definitive Proxy Statement	March 16, 2015		3.8 MB
= add file to Briefcase
If you have questions or need assistance voting your shares, please contact our proxy solicitor:
D.F. King & Co., Inc. Toll free at (877) 283-0319 Toll at (212) 269-5550 Email at tpx@dfking.com
Vote the WHITE proxy card today!
Important Additional Information

Tempur Sealy International, Inc. (the “Company”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about the Company’s solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read the Legal Disclaimers.

Privacy Statement	Open: 56.06 High: 56.63 Last: 56.43 Change: + 0.38 Volume: 451,200 (20 min delay)

2015 Tempur-Pedic Management, LLC All Rights Reserved.

Visit TempurPedic.com » and Sealy.com »

Overview	NEWS AND FILINGS
Board of Directors	Title	Date	Type	Size
Management	Tempur Sealy Issues Statement Regarding H Partners	February 17, 2015		N/A
Proxy Information		= add file to Briefcase
News and Filings Shareholder Letters Our Strategy and Track Record Contact Information

Important Additional Information

Tempur Sealy International, Inc. (the “Company”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about the Company’s solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read the Legal Disclaimers.

Privacy Statement	Open: 56.06 High: 56.63 Last: 56.43 Change: + 0.38 Volume: 451,200 (20 min delay)

2015 Tempur-Pedic Management, LLC All Rights Reserved.

Visit TempurPedic.com » and Sealy.com »

Overview	SHAREHOLDER LETTERS
Board of Directors	Title	Date	Type	Size
Management	Tempur Sealy Mails Letter to Shareholders	March 16, 2015		280.7 KB
Proxy Information		= add file to Briefcase
News and Filings Shareholder Letters Our Strategy and Track Record Contact Information

Important Additional Information

Tempur Sealy International, Inc. (the “Company”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about the Company’s solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read the Legal Disclaimers.

Privacy Statement	Open: 56.06 High: 56.63 Last: 56.43 Change: + 0.38 Volume: 451,200 (20 min delay)

2015 Tempur-Pedic Management, LLC All Rights Reserved.

Visit TempurPedic.com » and Sealy.com »

OUR STRATEGY AND TRACK RECORD
Overview Board of Directors Management Proxy Information News and Filings Shareholder Letters Our Strategy and Track Record Contact Information	Tempur Sealy is executing a clear strategy to continue delivering industry leading growth, margin improvement, and superior value for shareholders, including:

	•	Leveraging and strengthening our comprehensive portfolio of iconic brands and products;
	•	Expanding distribution and seeking highest dealer advocacy;
	•	Expanding margins with a focus on driving significant cost improvement;
	•	Leveraging global scale for competitive advantage; and
	•	Making accretive acquisitions of licensees and joint ventures.
We are moving forward with strong momentum as the global bedding leader and continue to leverage our strengths to drive sustained growth and achieve our goals.
Learn More about Tempur Sealy’s Strategy and Track Record of Value Creation below:
	Title	Date	Type	Size
	Tempur Sealy Track Record Factsheet	March 25, 2015		209.5 KB
	2015 Investor Day Webcast	February 18, 2015		N/A
	2015 Investor Day Presentation	February 18, 2015		N/A
= add file to Briefcase
Important Additional Information

Tempur Sealy International, Inc. (the “Company”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about the Company’s solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read the Legal Disclaimers.

Privacy Statement	Open: 56.06 High: 56.63 Last: 56.43 Change: + 0.38 Volume: 451,200 (20 min delay)

2015 Tempur-Pedic Management, LLC All Rights Reserved.

Visit TempurPedic.com » and Sealy.com »

CONTACT INFORMATION
Overview Board of Directors Management Proxy Information News and Filings Shareholder Letters Our Strategy and Track Record Contact Information	If you have questions or need assistance voting your shares, please contact our proxy solicitor:
D.F. King & Co., Inc.
Toll free at (877) 283-0319
Toll at (212) 269-5550
Email at tpx@dfking.com
If you have any questions or comments regarding Tempur Sealy, please contact:
IR Contact
Mark Rupe
Vice President, Investor Relations, Tempur Sealy
800-805-3635
Investor.relations@tempursealy.com
Media Contact
James Golden / Nick Lamplough / Alyssa Cass
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449
Important Additional Information

Tempur Sealy International, Inc. (the “Company”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about the Company’s solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read the Legal Disclaimers.

Privacy Statement	Open: 56.06 High: 56.63 Last: 56.43 Change: + 0.38 Volume: 451,200 (20 min delay)

2015 Tempur-Pedic Management, LLC All Rights Reserved.